[ROPES & GRAY LLP LETTERHEAD]

December 16, 2011

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Registration Statement on Form N-14

Ladies and Gentleman:

Enclosed for filing on behalf of HighMark Funds (the “Trust”), is a Registration Statement on Form N-14 (the “Registration Statement”).  The Registration Statement relates to the proposed acquisition of the assets and obligations of HighMark Large Cap Value Fund, a series of the Trust (the “Acquired Fund”), by HighMark Value Momentum Fund, a series of the Trust (the “Acquiring Fund”), in exchange for Class A, Class B, Class C and Fiduciary shares of the Acquiring Fund.

The Prospectus/Proxy Statement which constitutes Part A of the Registration Statement will be used in connection with a special meeting of shareholders of the Acquired Fund at which shareholders of the Acquired Fund will be asked to vote on the proposed acquisition.  Included in the Registration Statement is the form of proxy that will be used in connection with such meeting of shareholders.

No registration fee is being paid at the time of filing because the Trust has previously filed an election, under Rule 24f-2 under the Investment Company Act of 1940, as amended, to register an indefinite number of shares.

The Registration Statement is proposed to become effective on January 16, 2012, pursuant to Rule 488, under the Securities Act of 1933, as amended.

Please direct any comments or questions on the enclosed materials to the undersigned at (415) 315-2334.

Sincerely,

/s/ Alexandra Oprescu

Alexandra Oprescu